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                                                        Exhibit 10
                                                        SUBSCRIPTION DOCUMENT E

                         AMERICAN CRYSTAL SUGAR COMPANY

                                  STATEMENT OF
                         REPRESENTATIONS AND WARRANTIES
                        FOR NEW GROWERS AND SMALL GROWERS


NAME AND ADDRESS OF GROWER

____________________________________

____________________________________

____________________________________

TO BE COMPLETED AND MAILED OR DELIVERED TO:       AMERICAN CRYSTAL SUGAR COMPANY
                                                  101 NORTH THIRD STREET
                                                  MOORHEAD, MINNESOTA 56560

NEW GROWERS:  CHECK THIS BOX:  / /

THE UNDERSIGNED HEREBY DECLARES AND REPRESENTS TO AMERICAN CRYSTAL SUGAR COMPANY (THE "COMPANY") THAT THE GROWER IS A "NEW GROWER". FOR PURPOSES OF THIS OFFERING, A "NEW GROWER" IS AN INDIVIDUAL EIGHTEEN YEARS OF AGE OR OLDER WHO IS ELIGIBLE FOR MEMBERSHIP IN THE COMPANY AND WHO, AS OF JULY 31, 1996, WAS NOT A MEMBER OR SHAREHOLDER OF THE COMPANY OR ANY OTHER SUGAR COOPERATIVES AND WAS NOT AN OWNER OF ANY INTEREST IN ANY CORPORATIONS, PARTNERSHIPS, JOINT VENTURES OR OTHER ENTITIES WHICH OWNED SHARES OF THE COMPANY'S PREFERRED STOCK OR WAS A
MEMBER OR SHAREHOLDER IN ANY OTHER SUGAR COOPERATIVES.   IN ADDITION, AN
INDIVIDUAL MAY NOT QUALIFY AS A "NEW GROWER" IF THAT INDIVIDUAL'S SPOUSE, CHILDREN RESIDING WITH SUCH INDIVIDUAL OR PARENTS WITH WHOM SUCH INDIVIDUAL RESIDES (AND ANY ENTITY OR ENTITIES IN WHICH SUCH SPOUSE, CHILDREN OR PARENTS HELD A DIRECT OR INDIRECT BENEFICIAL INTEREST) OWNED ANY SHARES OF THE COMPANY'S PREFERRED STOCK OR WAS A MEMBER OR SHAREHOLDER IN ANY OTHER SUGAR COOPERATIVES.

SMALL GROWERS:  CHECK THIS BOX:  / /

THE UNDERSIGNED HEREBY DECLARES AND REPRESENTS TO THE COMPANY THAT THE GROWER IS A "SMALL GROWER". FOR PURPOSES OF THIS OFFERING, A "SMALL GROWER" IS AN INDIVIDUAL EIGHTEEN YEARS OF AGE OR OLDER WHO IS ELIGIBLE FOR MEMBERSHIP IN THE COMPANY AND WHO, AS OF JULY 31, 1996, OWNED FIFTY OR FEWER SHARES OF THE COMPANY'S PREFERRED STOCK AND, IF A PARTICIPANT IN ANY ENTITY, WAS AN OWNER OF AN INTEREST IN ONLY CORPORATIONS, PARTNERSHIPS, JOINT VENTURES OR OTHER ENTITIES WHICH, IN THE AGGREGATE AND WHEN ADDED TO THE SHARES OF PREFERRED STOCK HELD IN SUCH INDIVIDUAL'S NAME, OWNED FIFTY OR FEWER SHARES OF THE COMPANY'S PREFERRED STOCK. IN ADDITION, AN INDIVIDUAL MAY QUALIFY AS A "SMALL GROWER" ONLY IF THAT INDIVIDUAL'S SPOUSE, CHILDREN RESIDING WITH SUCH INDIVIDUAL OR PARENTS WITH WHOM SUCH INDIVIDUAL RESIDES (AND ANY ENTITY OR ENTITIES IN WHICH SUCH SPOUSE, CHILDREN OR PARENTS HELD A DIRECT OR INDIRECT BENEFICIAL INTEREST) OWNED IN THE AGGREGATE FEWER THAN 250 SHARES OF THE COMPANY'S PREFERRED STOCK.

NEW GROWERS AND SMALL GROWERS:

THE UNDERSIGNED HEREBY FURTHER DECLARES AND REPRESENTS TO THE COMPANY AS
FOLLOWS:

     1. THE GROWER IS ELIGIBLE FOR MEMBERSHIP IN THE COMPANY BY BEING: (I) ENGAGED IN THE PRODUCTION OF AGRICULTURAL PRODUCTS AS A FARMER; AND
          (II) A BONA FIDE SUGARBEET FARM OPERATOR WHO IS AND WILL BE (A) THE LEGAL OWNER OF THE SUGARBEET CROP; (B) ONE WHO HAS THE MAJORITY FINANCIAL INTEREST IN THE CROP; (C) ONE WHO HAS GENERAL CONTROL OF THE SUGARBEET OPERATIONS ON THE FARM WHERE THE SUGARBEET CROP IS GROWN, AND (D) ONE WHO IS A "BONA FIDE FARMER" ELIGIBLE TO BORROW FROM FEDERAL LAND BANKS.


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     2.   THE GROWER HAS NOT BEEN OR WILL BE GUARANTEED CASH RENT OR GUARANTEED
          CASH LEASE PAYMENTS BY ANY PARTY FOR STOCK ISSUED OR TO BE ISSUED IN THE NAME OF THE GROWER.

     3. THE GROWER HAS NO AGREEMENTS OR UNDERSTANDINGS, WRITTEN OR OTHERWISE, WITH ANY PARTIES AND/OR INDIVIDUALS IN REGARD TO THE PLANTING, GROWING, HARVESTING AND DELIVERY OF SUGARBEETS WHICH REQUIRE (A) GUARANTEED CASH PAYMENTS; (B) TRANSFER OF COMMON OR PREFERRED STOCK OF THE COMPANY TO SUCH PARTY; OR (C) AMEND OR ALTER ANY PARTNERSHIP OR JOINT VENTURE AGREEMENT AFTER THE STOCK HAS BEEN ISSUED TO THE GROWER.

     4. THE GROWER IS AND WILL BE AT RISK AS TO THE PLANTING, GROWING, HARVESTING AND DELIVERY OF BEETS.

     5. SHOULD IT BE DETERMINED THE GROWER IS A NONQUALIFIED OWNER OF STOCK IN THE COMPANY, THE UNDERSIGNED AGREE TO HOLD HARMLESS AND INDEMNIFY THE COMPANY AND ALL SHAREHOLDERS OF THE COMPANY FOR ANY AND ALL LOSS OF DAMAGES THE COMPANY OR ITS SHAREHOLDERS MAY SUSTAIN AS A RESULT OF THE GROWER BEING FOUND TO BE A NONQUALIFIED OWNER OF STOCK IN THE COMPANY.

     6. THE GROWER ACKNOWLEDGES THAT HE OR SHE MAY BE EXPELLED FROM MEMBERSHIP IN THE COMPANY SHOULD IT BE DETERMINED THAT HE OR SHE IS A NONQUALIFIED MEMBER OF THE COMPANY AS PROVIDED BY THE BYLAWS OF THE COMPANY.

     7. THE GROWER IS AND WILL BE REQUIRED TO GROW AND DELIVER SUGARBEETS TO THE COMPANY UNDER THE FIVE YEAR AGREEMENT AND ANNUAL CONTRACT BETWEEN THE COMPANY AND THE GROWER. FAILURE TO GROW AND DELIVER BEETS TO THE COMPANY PURSUANT TO SAID FIVE YEAR AGREEMENT AND ANNUAL CONTRACT MAY BE CAUSE FOR EXPULSION OF THE GROWER AS A MEMBER OF THE COMPANY.

     8. HAULER IDENTIFICATION CARDS ISSUED TO THE GROWER MUST BE USED FOR THE DELIVERY OF BEETS BY THE GROWER.

     9. THE GROWER WILL NOT TRANSFER THE STOCK UNTIL AFTER THE HARVEST OF THE 1997 SUGARBEET CROP.

     10. THE GROWER IS NOT AND DOES NOT REPRESENT AN ENTITY SUCH AS A CORPORATION, PARTNERSHIP OR JOINT VENTURE.

     11. THE GROWER DOES NOT HAVE ANY AGREEMENT OR UNDERSTANDING WITH ANY PARTY WHICH WOULD GRANT SUCH PARTY ANY EQUITY OR BENEFICIAL OWNERSHIP INTEREST IN THE SHARES OF COMMON AND PREFERRED STOCK TO BE PURCHASED BY THE GROWER IN THE SALE REFERENCED IN THIS STATEMENT OF REPRESENTATIONS AND WARRANTIES.


THIS STATEMENT OF REPRESENTATIONS AND WARRANTIES HAS BEEN SIGNED BY THE UNDERSIGNED AT
____________________________________ ON ____________________, 1996.
(CITY OR TOWN)       (STATE)            (MONTH)       (DATE)






                                   _________________________________________
                                   (SIGNATURE)



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THIS SUBSCRIPTION DOCUMENT E MUST BE ACCOMPANIED BY SUBSCRIPTION DOCUMENT C
OR SUBSCRIPTION DOCUMENT D AND MUST BE RECEIVED BY THE COMPANY AT ITS CORPORATE OFFICE, 101 NORTH THIRD STREET, MOORHEAD, MINNESOTA 56560, NO LATER THAN NOVEMBER 22, 1996 AT 5:00 P.M. PAYMENT FOR THE SHARES REFERENCED IN SUBSCRIPTION DOCUMENT C OR SUBSCRIPTION DOCUMENT D IS NOT REQUIRED AT THIS TIME BUT WILL BE REQUIRED WITHIN TWENTY (20) DAYS OF NOTICE THAT THE REQUESTED SHARES ARE AVAILABLE FOR PURCHASE.


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